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                                                                      EXHIBIT 10
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                                  ALLETE, INC.
                              Director Compensation
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     EFFECTIVE MAY 1, 2005
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
     BOARD RETAINERS <F1><F2>
           Cash                                                  $23,500
           Stock                                                 $47,500
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     COMMITTEE CASH RETAINERS <F1><F2>
           Audit                                                  $9,000
           Executive Compensation                                 $7,500
           Corporate Governance & Nominating                      $7,500
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     CHAIR CASH RETAINERS <F1><F2>
           Audit                                                  $8,500
           Executive Compensation                                 $5,500
           Corporate Governance & Nominating                      $4,500
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     LEAD DIRECTOR/NON-EMPLOYEE CHAIRMAN RETAINER <F1><F2><F3>
           Cash                                                  $73,000
           Stock                                                 $47,500
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
<F1> Cash retainers may be deferred under the Director Compensation Deferral
     Plan.
<F2> Cash retainers may be elected to be received in ALLETE stock.
<F3> Represents total compensation for Lead Director/Non-Employee Chairman. Not eligible for other committee or chair retainers.

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